Exhibit 10.1

LOCK-UP AGREEMENT

January 20, 2026

Linkhome Holdings Inc.
17901 Von Karman Ave, Ste 450
Irvine, CA 92614

Re:	Linkhome Holdings Inc.

Ladies and Gentlemen:

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned, a holder of common stock, par value $0.001 per share (the “Common Stock”), or rights to acquire shares of Common Stock (the “Shares”), of Linkhome Holdings Inc., a corporation incorporated under the laws of the State of Nevada (the “Company”), hereby agrees, for the benefit of the Company, that without the prior written consent of the Company, the undersigned will not, during the period commencing on January 24, 2026 and continuing through July 24, 2026 (the “Lock-Up Period”), directly or indirectly, unless otherwise provided herein:

(a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option, or purchase any put option with respect to, pledge, encumber, assign, borrow, or otherwise dispose of (each a “Transfer”) any Relevant Security (as defined below) or otherwise publicly disclose the intention to do so; or

(b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder), or otherwise enter into any swap, derivative, or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by the delivery of Relevant Securities, other securities, cash, or other consideration, or otherwise publicly disclose the intention to do so.

As used herein, the term “Relevant Security” means any Share, any warrant to purchase Shares, or any other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for, Shares or any other equity security of the Company, in each case owned beneficially or otherwise by the undersigned on the date hereof or acquired by the undersigned during the Lock-Up Period.

Permitted Transfers

The foregoing paragraph shall not apply to:

(a) transactions relating to shares of Common Stock or other securities acquired in the open market;

(b) bona fide gifts, sales, charitable contributions, or other dispositions of shares of any class of the Company’s capital stock; provided that

(i) the transferee or donee agrees in writing to be bound by the terms of this Lock-Up Agreement to the same extent as if such transferee were a party hereto, and

(ii) the undersigned provides the Company with at least two (2) business days’ prior written notice of such transfer;

(c) the exercise of warrants, the conversion of convertible securities, or the exercise of stock options granted pursuant to the Company’s equity incentive plans or otherwise outstanding on the date hereof; provided that the restrictions of this Lock-Up Agreement shall apply to any shares of Common Stock issued upon such exercise or conversion;

(d) the establishment of a contract, instruction, or plan that satisfies all requirements of Rule 10b5-1 under the Exchange Act (a “Rule 10b5-1 Plan”); provided, however, that no sales may be made pursuant to such plan prior to the expiration of the Lock-Up Period, and the Company shall not be required to publicly disclose the existence of such plan during the Lock-Up Period;

(e) transfers of Common Stock to any beneficiary of the undersigned or to any trust, limited liability company, partnership, or corporation for the direct or indirect benefit of the undersigned or the undersigned’s immediate family; provided that the transferee agrees to be bound by this Lock-Up Agreement; or

(f) transfers or withholdings of Common Stock to the Company or its affiliates in connection with the “net” or “cashless” exercise or vesting of equity awards, or to satisfy tax withholding obligations.

For purposes hereof, “immediate family” means any relationship by blood, marriage, or adoption, not more remote than first cousin.

Stop Transfer Instructions

In furtherance of the undersigned’s obligations hereunder, the undersigned authorizes the Company during the Lock-Up Period to instruct its transfer agent to decline to transfer, and to note stop-transfer restrictions on, any Relevant Securities the transfer of which would violate this Lock-Up Agreement.

Representations; Binding Effect

The undersigned represents and warrants that it has full power and authority to enter into this Lock-Up Agreement, which constitutes a legal, valid, and binding obligation, enforceable in accordance with its terms. This Lock-Up Agreement shall be binding upon the undersigned’s successors and assigns.

Governing Law

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict-of-laws principles.

Delivery of a signed copy by PDF or electronic transmission shall be effective.

SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date first written above.

Very truly yours,

Signature: ___________________________

Name (print):

Title (if applicable): ___________________________

Entity (if applicable): ___________________________

Number of Securities:

Common Stock: ________________________

Options: _______ _______________________

Warrants: ____ __________________________

Other Convertible Securities: ___ _________

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